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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     -----

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) December 1, 1997
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                                The Money Store Inc.
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            (Exact name of registrant as specified in its charter)

         New Jersey                     001-10785               22-2293022
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(State or other jurisdiction of     (Commission              (IRS Employer
incorporation)                       File Number)              ID Number)

  2840 Morris Avenue, Union, New Jersey                           07083
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 (Address of principal executive offices)                       (Zip Code)

Registrant's Telephone Number,
including area code:                                       (908) 686-2000
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                                      N/A
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(Former name or former address, if changed since last report)


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Item 5.    Other Events.

Included herein respectively as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 are (i) the Underwriting Agreement dated December 3, 1997 among The Money Store Inc. (the "Company"), Prudential Securities Incorporated, Bear, Stearns & Co. Inc., NationsBanc Montgomery Securities, Inc., and Salomon Brothers Inc, (ii) the Indenture dated as of December 1, 1997 among the Company, as the Issuer, and The Bank of New York, as Trustee (the "Trustee"), (iii) the First Supplemental Indenture dated as of December 1, 1997 among the Company and the Trustee relating to the issuance by the Company of $150,000,000 aggregate principal amount of its 7.30% Subordinated Notes Due 2002, (iv) the Second Supplemental Indenture dated as of December 1, 1997 among the Company and the Trustee relating to the issuance by the Company of $100,000,000 aggregate principal amount of its 7.95% Subordinated Notes due 2007, (v) the Form of 7.30% Subordinated Notes Due 2002, and (vi) the Form of 7.95% Subordinated Notes Due 2007.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.
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1.1       Underwriting Agreement dated December 3, 1997 among The Money Store
          Inc., Prudential Securities Incorporated, Bear, Stearns & Co., Inc., NationsBanc Montgomery Securities, Inc., and Salomon Brothers Inc.

4.1 Indenture dated as of December 1, 1997 among The Money Store Inc., as Issuer and The Bank of New York, as Trustee.

4.2 First Supplemental Indenture dated as of December 1, 1997 among The Money Store Inc. and The Bank of New York, as Trustee.

4.3 Second Supplemental Indenture dated as of December 1, 1997 among The Money Store Inc. and The Bank of New York, as Trustee.

4.4       Form of 7.30% Subordinated Notes Due 2002 (included in Exhibit 4.2).

4.5       Form of 7.95% Subordinated Notes Due 2007 (included in Exhibit 4.3).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE MONEY STORE INC.


                                       By: /s/ Morton Dear
                                           -----------------------
                                           Morton Dear
                                           Senior Executive Vice President

Dated:        December 10, 1997
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                                 EXHIBIT INDEX

Exhibit             Description of Exhibit
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1.1                 Underwriting Agreement dated December 3, 1997 among The
                    Money Store Inc., Prudential Securities Incorporated, Bear,
                    Stearns & Co., Inc., NationsBanc Montgomery Securities,
                    Inc., and Salomon Brothers Inc.

4.1 Indenture dated as of December 1, 1997 among The Money Store Inc., as Issuer and The Bank of New York, as Trustee.

4.2 First Supplemental Indenture dated as of December 1, 1997 among The Money Store Inc. and The Bank of New York, as Trustee.

4.3 Second Supplemental Indenture dated as of December 1, 1997 among The Money Store Inc. and The Bank of New York, as Trustee.

4.4                 Form of 7.30% Subordinated Notes Due 2002 (included in
                    Exhibit 4.2).

4.5                 Form of 7.95% Subordinated Notes Due 2007 (included in
                    Exhibit 4.7).